UiPath Reports First Quarter Fiscal 2023 Financial Results

ARR of $977 million increased 50 percent year-over-year driven by net new ARR of $52 million

NEW YORK, NY – June 1, 2022 – UiPath, Inc. (NYSE: PATH), a leading enterprise automation software company, today announced financial results for its first quarter fiscal 2023 ended April 30, 2022.
“We are pleased to have exceeded first quarter guidance across all metrics with ARR of $977 million growing 50 percent year-over-year. I want to thank the UiPath team for their hard work and dedication to our customers in the midst of such turbulent times,” said Daniel Dines, UiPath Co-Founder and Co-Chief Executive Officer. “To help our customers more quickly realize the benefits of automation, we recently launched our UiPath 2022.4 platform. This release opens additional pathways in productivity, customer satisfaction, and employee engagement while also expanding our SaaS capabilities with new Automation Cloud™ robots. Our relentless focus on innovation continues to accelerate our customers' digital transformation initiatives while extending our market leadership.”
Ashim Gupta, UiPath Chief Financial Officer, added, “Our financial model and strong balance sheet position us well in the current macroeconomic environment. The automation market is large and growing and we continue to take market share given the measurable return on investment we create for our customers and the breadth and depth of our automation platform.”
First Quarter Fiscal 2023 Financial Highlights
•Revenue of $245.1 million increased 32 percent year-over-year.
•ARR of $977.1 million increased 50 percent year-over-year.
•Net new ARR of $51.8 million.
•Dollar based net retention rate of 138 percent.
•GAAP gross margin was 82 percent.
•Non-GAAP gross margin was 85 percent.
•Net cash used in operations was $52.9 million.
•Non-GAAP adjusted free cash flow was negative $53.8 million.
•Cash, cash equivalents, and marketable securities were $1.8 billion as of April 30, 2022.

Financial Outlook
“One of UiPath’s strengths is our global presence as we operate in more than 100 countries which gives us diverse perspectives and access to talent,” said Gupta. “We price in local currency and with more than 50 percent of our business conducted outside of North America our results are subject to foreign exchange volatility. Accordingly, our full fiscal year 2023 guidance, which we are raising this afternoon, includes an FX headwind offset by growing momentum in the business. Looking ahead, there is a significant opportunity to continue to grow at scale while improving operational efficiency.”
For the fiscal second quarter 2023, UiPath expects:
•Revenue in the range of $229 million to $231 million
•ARR in the range of $1,040 million to $1,042 million as of July 31, 2022
•Non-GAAP operating loss in the range of $(60) million to $(55) million
For the fiscal full year 2023, UiPath expects:
•Revenue in the range of $1,085 million to $1,090 million
•ARR in the range of $1,220 million to $1,225 million as of January 31, 2023
•Non-GAAP operating income in the range of $10 to $15 million
Reconciliation of non-GAAP operating income (loss) guidance to the most directly comparable GAAP measure is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from this non-GAAP measure; in particular, the effects of stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.
Recent Business Highlights
•Appointed Robert Enslin as Co-Chief Executive Officer: Enslin, a former Google Cloud executive who brings more than 30 years of enterprise software experience, works alongside UiPath Co-Founder and Co-Chief Executive Officer Daniel Dines. The partnership of Dines and Enslin positions UiPath for its next phase of growth while building a company that reimagines how business is done.
•Launched next-gen UiPath Automation CloudTM to extend automation leadership in latest platform release: The new release provides enterprises with an even more comprehensive automation foundation to achieve fast and accurate outcomes. New SaaS robots – along with added features that simplify how developers create automations, uplevel security and governance, and expand access to automation to Mac – deepen the reach of automation in the enterprise.
•Announced technology integrations and partnerships with:
◦Adobe Document Services and Adobe Acrobat Sign, to help customers automate end-to-end document processes. Now, organizations have easy access to the best digital document experiences that drive productivity and scale in a secure manner.
◦Microsoft, to extend our partnership with Azure’s robust AI capabilities including the READ OCR container to provide additional language coverage with UiPath Document Understanding, specifically Chinese, Japanese, and Korean. This expansion will enable more global and regional customers to leverage Document Understanding to automate end-to-end document processing, from classification to data extraction and data entry.

◦Myndshft, a leading provider of automated prior authorization and real-time medical benefits check technology, to enable better patient care faster by reducing manual operational tasks and introducing significant operational efficiencies.
◦airSlate, a fast-growing workflow automation company, to empower individuals and small businesses to create, innovate, and automate to digitally transform their organizations to run faster, easier, and more efficiently.
•Announced additional strategic collaborations with:
◦Finastra, one of the world’s largest fintech companies, to launch a new Automation as a Service offering on the Finastra cloud that is designed to provide a managed service model for automation to Finastra’s thousands of bank, credit union, and financial institution customers.
◦NCS, a subsidiary of Singtel Group, and a leading technology services firm with presence in Asia Pacific. The joint go-to-market effort will bring the power of automation to both public and private enterprises from across industries, such as telecommunications, government, and financial services, particularly in high growth markets like Singapore, Australia, and Asia Pacific.
•Achieved In Process status from the Federal Risk and Authorization Management Program (FedRAMP): The UiPath designation at the Moderate Impact Level means the offering is on the path to FedRAMP authorization, which will bring more value to federal customers who want the ease and flexibility of a secure and compliant cloud-based automation platform.
Conference Call and Webcast
UiPath will host a conference call today, Wednesday, June 1, 2022, at 5:00 p.m. Eastern Time, to discuss the Company's first quarter fiscal 2023 financial results and guidance. To access this call, dial 1-201-689-8057 (domestic) or 1-877-407-8309 (international). The passcode is 13729270. A replay of this conference call will be available through June 15, 2022 at 1-201-612-7415 (domestic) or 1-877-660-6853 (international). The replay passcode is 13729270. A live webcast of this conference call will be available on the "Investor Relations" page of the UiPath’s website (https://ir.uipath.com), and a replay will be archived on the website as well.
About UiPath
UiPath has a vision to deliver the Fully Automated Enterprise™, one where companies use automation to unlock their greatest potential. UiPath offers an end-to-end platform for automation, combining the leading Robotic Process Automation (RPA) solution with a full suite of capabilities that enable every organization to rapidly scale digital business operations.

Forward Looking Statements
Statements we make in this press release may include statements which are not historical facts and are considered forward-looking within the meaning of the Private

Securities Litigation Reform Act of 1995, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” "outlook," “seeks,” “should,” “will,” and variations of such words, including the negatives of these words or similar expressions.
We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and are making this statement for purposes of complying with those safe harbor provisions.
These forward-looking statements include, but are not limited to, statements regarding the growth of the automation market, the impact of FedRAMP authorization and our financial guidance for the second fiscal quarter and fiscal year-end 2023. Accordingly, actual results could differ materially or such uncertainties could cause adverse effects on our results. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. These risks include, but are not limited to, risks and uncertainties related to: the unfavorable conditions in our industry, the market, political, economic, and business conditions, including geopolitical turmoil as caused by the war in Ukraine; foreign currency headwinds; our recent rapid growth, which may not be indicative of our future growth; our limited operating history; our ability to successfully manage our growth; our ability and the ability of our platform to satisfy and adapt to customer demands; our dependency on our existing customers to renew their licenses and purchase additional licenses and products from us and our channel partners; our ability to attract and retain customers; the competitive markets in which we participate; general market, political, economic, and business conditions; our ability to maintain and expand our distribution channels; our ability to retain and motivate our management and key employees and integrate new team members and execute management transitions; our reliance on third-party providers of cloud-based infrastructure; the potential impact that the COVID-19 pandemic, macroeconomic effects from the war in Ukraine, increasing inflationary cost pressures, supply chain constraints, and an economic downturn could have on our or our customers’ businesses, financial condition, and future operating results; and the price volatility of our Class A common stock.
Further information on risks that could cause actual results to differ materially from our guidance can be found in our Annual Report on Form 10-K for the annual period ended January 31, 2022 filed with the SEC on April 4, 2022, and in our Quarterly Report on Form 10-Q that will be filed for the quarterly period ended April 30, 2022, and other filings and reports that we may file from time to time with the SEC. Any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements.

Key Performance Metric
Annualized Renewal Run-rate (ARR) is a key performance metric we use in managing our business because it illustrates our ability to acquire new subscription customers and to maintain and expand our relationships with existing subscription customers. We define ARR as annualized invoiced amounts per solution SKU from subscription licenses and maintenance obligations assuming no increases or reductions in the subscriptions. ARR does not include the costs we may incur to obtain such subscription licenses or provide such maintenance and does not reflect any actual or anticipated reductions in invoiced value due to contract non-renewals or service cancellations other than for specific bad debt or disputed amounts. Additionally, though we use ARR as a forward-looking metric in the management of our business, it does not include invoiced amounts reported as perpetual licenses or professional services revenue in our consolidated statement of operations, and is not a forecast of future revenue, which can be impacted by contract start and end dates, duration, and renewal rates.
Dollar-based net retention rate represents the rate of net expansion of our ARR from existing customers over the preceding 12 months. We calculate dollar-based net retention rate as of a period end by starting with ARR from the cohort of all customers as of 12 months prior to such period end (Prior Period ARR). We then calculate the ARR from these same customers as of the current period end (Current Period ARR). Current Period ARR includes any expansion and is net of any contraction or attrition over the preceding 12 months but does not include ARR from new customers in the current period. We then divide total Current Period ARR by total Prior Period ARR to arrive at dollar-based net retention rate. Dollar-based net retention rate may fluctuate based on the customers that qualify to be included in the cohort used for calculation and may not reflect our actual performance.
Investors should not place undue reliance on ARR or dollar-based net retention rate as an indicator of future or expected results. Our presentation of these metrics may differ from similarly titled metrics presented by other companies and therefore comparability may be limited.
Non-GAAP Financial Measures
This earnings press release includes financial measures defined as non-GAAP financial measures by the SEC, including non-GAAP cost of licenses, non-GAAP cost of subscription services, non-GAAP cost of professional services and other, non-GAAP gross profit and margin, non-GAAP sales and marketing expenses, non-GAAP research and development expenses, non-GAAP general and administrative expenses, non-GAAP operating income (loss) and margin, and non-GAAP net income (loss) and non-GAAP net income (loss) per share.These non-GAAP financial measures exclude:
•stock-based compensation expense;
•amortization of acquired intangibles;
•employer payroll tax expense related to employee equity transactions; and
•in the case of non-GAAP net income (loss), tax adjustments associated with the add-back items.
Additionally, this earnings release presents non-GAAP adjusted free cash flow, which includes purchases of property and equipment and capitalization of software development costs, and excludes cash paid for employer payroll taxes related to employee equity transactions and net payments/receipts of employee tax withholdings on stock option exercises.
UiPath uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating UiPath’s ongoing operational performance. UiPath believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in UiPath’s industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with generally accepted accounting principles in the United States (GAAP). We believe these non-GAAP financial measures provide investors with useful supplementary information in evaluating our performance. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. The information below provides a reconciliation of non-GAAP financial measures used in this press release to the most directly comparable GAAP financial measures. We encourage investors to consider our GAAP results alongside our supplemental non-GAAP measures, and to review the reconciliation between GAAP results and non-GAAP measures that is included at the end of this earnings press release. This earnings press release and any future releases containing such non-GAAP reconciliations can also be found on the Investor Relations page of UiPath’s website at https://ir.uipath.com.

UiPath, Inc.
Condensed Consolidated Statements of Operations
in thousands, except per share data
(unaudited)

	Three Months Ended April 30,
	2022	2021
Revenue:
Licenses	$117,004	$100,216
Subscription services	115,494	77,642
Professional services and other	12,568	8,359
Total revenue	245,066	186,217
Cost of revenue:
Licenses	2,537	2,454
Subscription services	21,045	14,179
Professional services and other	21,434	32,377
Total cost of revenue	45,016	49,010
Gross profit	200,050	137,207
Operating expenses:
Sales and marketing	189,782	205,751
Research and development	68,690	93,040
General and administrative	57,530	74,415
Total operating expenses	316,002	373,206
Operating loss	(115,952)	(235,999)
Interest income	991	941
Other expense, net	(2,811)	(3,218)
Loss before income taxes	(117,772)	(238,276)
Provision for income taxes	4,789	1,387
Net loss	$(122,561)	$(239,663)
Net loss per share attributable to common stockholders, basic and diluted	$(0.23)	$(1.11)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	541,902	215,352

UiPath, Inc.
Condensed Consolidated Balance Sheets
in thousands
(unaudited)

	As of
	April 30, 2022	January 31, 2022
Assets
Current assets
Cash and cash equivalents	$1,679,217	$1,768,723
Marketable securities	114,749	96,417
Accounts receivable, net of allowance for doubtful accounts of $3,217 and $2,566, respectively	169,061	251,988
Contract assets	88,427	74,831
Deferred contract acquisition costs	32,492	29,926
Prepaid expenses and other current assets	61,072	55,416
Total current assets	2,145,018	2,277,301
Marketable securities, non-current	7,364	19,523
Contract assets, non-current	5,469	2,730
Deferred contract acquisition costs, non-current	103,520	100,224
Property and equipment, net	21,776	17,176
Operating lease right-of-use assets	44,895	48,953
Intangible assets, net	15,078	16,817
Goodwill	52,123	53,564
Deferred tax asset	8,170	10,628
Other assets, non-current	21,307	25,534
Total assets	$2,424,720	$2,572,450

Liabilities and stockholders' equity
Current liabilities
Accounts payable	$17,442	$11,515
Accrued expenses and other current liabilities	75,590	87,958
Accrued compensation and employee benefits	62,948	130,673
Deferred revenue	282,263	297,355
Total current liabilities	438,243	527,501
Deferred revenue, non-current	56,832	68,665
Operating lease liabilities, non-current	46,346	49,843
Other liabilities, non-current	3,105	4,524
Total liabilities	544,526	650,533
Commitments and contingencies
Stockholders' equity
Class A common stock	4	4
Class B common stock	1	1
Additional paid-in capital	3,488,255	3,406,959
Accumulated other comprehensive income	10,441	10,899
Accumulated deficit	(1,618,507)	(1,495,946)
Total stockholders’ equity	1,880,194	1,921,917
Total liabilities and stockholders’ equity	$2,424,720	$2,572,450

UiPath, Inc.
Condensed Consolidated Statements of Cash Flows
in thousands (unaudited)
	Three Months Ended April 30,
	2022	2021
Cash flows from operating activities
Net loss	$(122,561)	$(239,663)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,039	3,172
Amortization of deferred contract acquisition costs	10,822	4,920
Net amortization of premium on marketable securities	473	558
Stock-based compensation expense	101,454	250,835
Amortization of operating lease right-of-use assets	2,759	1,734
Deferred income taxes	1,594	21
Other non-cash charges (credits), net[1]	2,849	(643)
Changes in operating assets and liabilities:
Accounts receivable	76,864	35,973
Contract assets	(18,523)	(8,148)
Deferred contract acquisition costs	(20,761)	(20,205)
Prepaid expenses and other assets	(5,231)	7,666
Accounts payable	7,554	(528)
Accrued expense and other liabilities	(12,894)	4,573
Accrued compensation and employee benefits	(65,083)	(60,433)
Operating lease liabilities, net	(1,950)	(1,807)
Deferred revenue	(14,289)	4,453
Net cash used in operating activities	(52,884)	(17,522)
Cash flows from investing activities
Purchases of marketable securities	(21,918)	(94,157)
Sales of marketable securities	—	89,383
Maturities of marketable securities	14,813	23,755
Purchases of property and equipment	(9,692)	(2,200)
Capitalization of software development costs	—	(410)
Payment related to business acquisition, net of cash acquired	—	(5,498)
Other investing	1,100	—
Net cash (used in) provided by investing activities	(15,697)	10,873
Cash flows from financing activities
Proceeds from initial public offering, net of underwriting discounts and commissions	—	692,369
Payments of initial public offering costs	—	(2,406)
Proceeds from issuance of convertible preferred stock	—	750,000
Payments of issuance costs for convertible preferred stock	—	(164)
Proceeds from exercise of stock options	2,823	3,114
Payments of tax withholdings on net settlement of equity awards	(17,329)	—
Net payments of tax withholdings on sell-to-cover equity award transactions	(10,037)	—
Proceeds from employee stock purchase plan contributions	6,356	—
Net cash (used in) provided by financing activities	(18,187)	1,442,913
Effect of exchange rates	(2,738)	2,313
Net (decrease) increase in cash, cash equivalents, and restricted cash	(89,506)	1,438,577
Cash, cash equivalents, and restricted cash - beginning of period	1,768,723	371,190
Cash, cash equivalents, and restricted cash - end of period	$1,679,217	$1,809,767

[1] Prior period amounts have been combined to conform to current period presentation

UiPath, Inc.
Reconciliation of GAAP Cost of Revenue, Gross Profit and Margin to Non-GAAP Cost of Revenue, Gross Profit and Margin
in thousands, except percentages
(unaudited)

	Three Months Ended April 30,
	2022	2021
Licenses
GAAP cost of licenses	$2,537	$2,454
Less: Stock-based compensation expense	—	—
Less: Amortization of acquired intangible assets	596	646
Less: Employer payroll tax expense related to employee equity transactions	—	—
Non-GAAP cost of licenses	$1,941	$1,808

Subscription services
GAAP cost of subscription services	$21,045	$14,179
Less: Stock-based compensation expense	3,216	6,214
Less: Amortization of acquired intangible assets	330	110
Less: Employer payroll tax expense related to employee equity transactions	84	—
Non-GAAP cost of subscription services	$17,415	$7,855

Professional services and other
GAAP cost of professional services and other	$21,434	$32,377
Less: Stock-based compensation expense	3,874	18,931
Less: Amortization of acquired intangible assets	—	—
Less: Employer payroll tax expense related to employee equity transactions	79	—
Non-GAAP cost of professional services and other	$17,481	$13,446

Gross profit and margin
GAAP gross profit	$200,050	$137,207
GAAP gross margin	82%	74%
Plus: Stock-based compensation expense	7,090	25,145
Plus: Amortization of acquired intangible assets	926	756
Plus: Employer payroll tax expense related to employee equity transactions	163	—
Non-GAAP gross profit	$208,229	$163,108
Non-GAAP gross margin	85%	88%

UiPath, Inc.
Reconciliation of GAAP Operating Expenses, Loss, and Margin to Non-GAAP Operating Expenses, (Loss) Income and Margin
in thousands, except percentages
(unaudited)

	Three Months Ended April 30,
	2022	2021
Sales and Marketing
GAAP sales and marketing	$189,782	$205,751
Less: Stock-based compensation expense	50,758	119,293
Less: Amortization of acquired intangible assets	414	161
Less: Employer payroll tax expense related to employee equity transactions	1,427	315
Non-GAAP sales and marketing	$137,183	$85,982

Research and Development
GAAP research and development	$68,690	$93,040
Less: Stock-based compensation expense	26,623	65,616
Less: Amortization of acquired intangible assets	—	—
Less: Employer payroll tax expense related to employee equity transactions	481	—
Non-GAAP research and development	$41,586	$27,424

General and Administrative
GAAP general and administrative	$57,530	$74,415
Less: Stock-based compensation expense	16,983	40,781
Less: Amortization of acquired intangible assets	46	—
Less: Employer payroll tax expense related to employee equity transactions	177	—
Non-GAAP general and administrative	$40,324	$33,634

Operating Loss
GAAP operating loss	$(115,952)	$(235,999)
GAAP operating margin	(47)%	(127)%
Plus: Stock-based compensation expense	101,454	250,835
Plus: Amortization of acquired intangible assets	1,386	917
Plus: Employer payroll tax expense related to employee equity transactions	2,248	315
Non-GAAP operating (loss) income	$(10,864)	$16,068
Non-GAAP operating margin	(4)%	9%

UiPath, Inc.
Reconciliation of GAAP Net Loss and GAAP Net Loss Per Share to Non-GAAP Net (Loss) Income and Non-GAAP Net (Loss) Income Per Share
in thousands, except per share data
(unaudited)

	Three Months Ended April 30,
	2022	2021
GAAP net loss	$(122,561)	$(239,663)
Plus: Stock-based compensation expense	101,454	250,835
Plus: Amortization of acquired intangible assets	1,386	917
Plus: Employer payroll tax expense related to employee equity transactions	2,248	315
Tax adjustments to add-backs[1]	—	(745)
Non-GAAP net (loss) income	$(17,473)	$11,659

GAAP net loss per share, basic and diluted	$(0.23)	$(1.11)
GAAP weighted average common shares outstanding, basic and diluted	541,902	215,352
Plus: Unweighted adjustment for conversion of preferred to common stock in connection with IPO	—	278,768
Plus: Unweighted adjustment for common stock issued in connection with IPO	—	11,831
Non-GAAP weighted average common shares outstanding, basic	541,902	505,951
Plus: Dilutive potential common shares from outstanding equity awards	—	52,074
Non-GAAP weighted average common shares outstanding, diluted	541,902	558,025
Non-GAAP net (loss) income per share, basic	$(0.03)	$0.02
Non-GAAP net (loss) income per share, diluted	$(0.03)	$0.02
[1] Estimated using blended annual effective tax rate and net operating losses available to offset.

UiPath, Inc.
Reconciliation of GAAP Operating Cash Flow to Non-GAAP Adjusted Free Cash Flow
in thousands
(unaudited)

	Three Months Ended April 30,
	2022	2021
GAAP net cash used in operating activities	$(52,884)	$(17,522)
Purchases of property and equipment	(9,692)	(2,200)
Capitalization of software development costs	—	(410)
Cash paid for employer payroll taxes related to employee equity transactions	3,034	—
Net payments of employee tax withholdings on stock option exercises	5,757	—
Non-GAAP adjusted free cash flow	$(53,785)	$(20,132)

Investor Relations Contact
Kelsey Turcotte
Investor.relations@uipath.com
UiPath
Media Contact
Toni Iafrate
PR@uipath.com
UiPath